                            MERIDIAN INDUSTRIAL TRUST

                            SUPPLEMENTAL INFORMATION

                                DECEMBER 31, 1998





--------------------------------------------------------------------------------


[LOGO]  MERIDIAN INDUSTRIAL TRUST
        455 Market Street, 17th Floor, San Francisco, California  94105
        (415) 281-3900
        http.//www.MIT-REIT.com

                            MERIDIAN INDUSTRIAL TRUST
                                TABLE OF CONTENTS

                                                                    Page
 Financial Highlights                                                1
 Consolidated Balance Sheets                                         2
 Consolidated Statements of Operations                               3
 Funds From Operations                                               4
 Portfolio Summary                                                   5
 Leasing Activity and Lease Expirations                              6
 Fifteen Largest Tenants                                             7
 Investment Summary                                                  8
 Property Acquisitions and Divestitures                              9
 Completed Developments                                              10
 Land Inventory                                                      11
 Properties Under Development                                        12
 Capital Structure                                                   13
 Debt Summary                                                        14

This Supplemental Information report contains statements which constitute forward looking information regarding the (i) potential acquisitions and property developments by the Company; (ii) trends affecting the Company's financial condition or results of operations; and (iii) the Company's growth strategy, operating strategy and financing strategy. The Company's actual results may differ significantly from the results discussed in the forward looking statements. Certain factors that might cause such a difference are disclosed in the Company's filings with the Securities and Exchange Commission.

                            MERIDIAN INDUSTRIAL TRUST
                              Financial Highlights
        For the Three and Twelve Months Ended December 31, 1998 and 1997
                                    Unaudited
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                             THREE MONTHS ENDED DECEMBER 31,     TWELVE MONTHS ENDED DECEMBER 31,
                                                            ---------------------------------   ----------------------------------
                                                                 1998               1997             1998                1997
                                                            --------------     --------------   --------------      --------------
Revenues                                                      $    36,546        $    26,248      $   126,286         $    66,150
Net Income Allocable to Common                                      8,723              9,426           29,409              19,870
Funds From Operations Allocable to Common (1)                      18,088             14,590           66,350              35,067
Dividends per Common Share                                    $      0.33        $      0.29      $      1.32         $      1.16
RATIOS:
  Interest Coverage Ratio (2)                                         3.4                4.5              3.8                 4.2
  Funds From Operations Payout Ratio (1)                             61.2%              63.6%            66.5%               67.3%

                                                                            AS OF DEC. 31,       AS OF DEC. 31,
                                                                                1998                  1997
                                                                        -------------------  -------------------
ASSETS:
  Investments in Real Estate Assets Before Accumulated Depreciation            $ 1,183,251          $   844,739
  Total Assets                                                                   1,255,417              863,512

CAPITALIZATION (3):
  Mortgage Loans                                                               $   118,190          $    76,597
  Unsecured Debt                                                                   461,800              180,609
                                                                        -------------------  -------------------
    Total Debt                                                                 $   579,990          $   257,206
                                                                        -------------------  -------------------

Total Shares Outstanding                                                        33,803,954           32,438,389
Common Share Market Price                                                      $     23.50          $     25.50
Equity Value                                                                   $   844,393          $   827,179

Total Market Capitalization                                                    $ 1,424,383          $ 1,084,385
                                                                        -------------------  -------------------
                                                                        -------------------  -------------------
Debt/Total Market Capitalization                                                     40.7%                23.7%

(1)  See Funds From Operations schedule on page 4.

(2) Funds From Operations plus interest expense divided by interest expense. Interest expense excludes amortization of deferred loan fees.

(3) Includes 2,000,000 shares of Series D Redeemable Preferred Stock valued at $50,000 and 483,087 limited partnership units which are convertible to Common Stock as of December 31, 1998. See summary of capital structure on page 13.


                                                       MERIDIAN INDUSTRIAL TRUST
                                 PAGE 1 OF 14           SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                           Consolidated Balance Sheets
                        As of December 31, 1998 and 1997
                                   (Unaudited)
                                 (IN THOUSANDS)

                                                                           DECEMBER 31,    DECEMBER 31,
                                                                              1998            1997
                                                                           ------------    -----------
ASSETS
------
INVESTMENT IN REAL ESTATE ASSETS:
  Rental Properties Held for Investment                                    $ 1,161,342     $   813,389
  Less: Accumulated Depreciation                                               (35,827)        (14,374)
  Rental Properties Held for Divestiture                                          --             9,492
                                                                           -----------     -----------
                                                                             1,125,515         808,507
Investment in Unconsolidated Joint Venture                                      21,909          21,500
                                                                           -----------     -----------
TOTAL INVESTMENT IN REAL ESTATE ASSETS                                       1,147,424         830,007
OTHER ASSETS:
  Investments in and Advances to Unconsolidated Subsidiaries                    45,773            --
  Cash and Cash Equivalents                                                      6,530           7,855
  Cash Held in Consolidated Limited Partnerships                                 2,604             992
  Restricted Cash and Cash Held in Escrow                                        8,360          11,267
  Note Receivable                                                                8,000            --
  Accounts Receivable, Net                                                       7,434           3,460
  Capitalized Loan Fees, Lease Commissions and Other Assets, Net                29,292           9,931
                                                                           -----------     -----------
TOTAL ASSETS                                                               $ 1,255,417     $   863,512
                                                                           -----------     -----------
                                                                           -----------     -----------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
LIABILITIES:
  Unsecured Notes, Net                                                     $   160,100     $   160,109
  Mortgage Loans, Net                                                          103,190          76,597
  Unsecured Credit Facility                                                    301,700          20,500
  Short-Term Loan Payable                                                       15,000            --
  Accrued Dividends Payable                                                     11,731           9,473
  Accounts Payable, Prepaid Rent, Tenant Deposits and Other Liabilities         21,463          21,562
                                                                           -----------     -----------
TOTAL LIABILITIES                                                              613,184         288,241
                                                                           -----------     -----------

MINORITY INTEREST IN CONSOLIDATED LIMITED PARTNERSHIPS                          16,190           5,132
                                                                           -----------     -----------

STOCKHOLDERS' EQUITY:
  Series B Preferred Stock at $0.001 par value                                       2               2
  Series D Preferred Stock at $0.001 par value                                       2            --
  Common Stock at $0.001 par value                                                  31              30
  Additional Paid-in Capital                                                   642,395         574,848
  Distributions in Excess of Income                                            (16,387)         (4,741)
                                                                           -----------     -----------
TOTAL STOCKHOLDERS' EQUITY                                                     626,043         570,139
                                                                           -----------     -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                 $ 1,255,417     $   863,512
                                                                           -----------     -----------
                                                                           -----------     -----------


                                                       MERIDIAN INDUSTRIAL TRUST
                                 PAGE 2 OF 14           SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                      Consolidated Statements of Operations
        For the Three and Twelve Months Ended December 31, 1998 and 1997
                                    Unaudited
                                 (IN THOUSANDS)

                                                                        THREE MONTHS ENDED         TWELVE MONTHS ENDED
                                                                            DECEMBER 31,               DECEMBER 31,
                                                                     -----------------------     -----------------------
                                                                        1998          1997          1998          1997
                                                                     ---------     ---------     ---------     ---------
REVENUES:
  Rentals from Real Estate Investments (1)                           $  33,262     $  24,220     $ 118,988     $  63,491
  Income From Unconsolidated Joint Venture                                 750           645         2,236           645
  Income From Unconsolidated Subsidiaries                                  938          --           2,472          --
  Interest and Other Income                                              1,596         1,383         2,590         2,014
                                                                     ---------     ---------     ---------     ---------
TOTAL REVENUES                                                          36,546        26,248       126,286        66,150
                                                                     ---------     ---------     ---------     ---------

EXPENSES:
  Interest (2)                                                           8,239         4,154        25,583        11,022
  Loss on Interest Rate Protection Agreement (3)                          --            --          12,633          --
  Property Taxes                                                         4,989         2,896        15,889         8,194
  Property Operating                                                     2,398         2,252         8,976         5,540
  General and Administrative                                             2,317         2,298         8,333         6,212
  Merger Related Costs                                                     825          --             825          --
  Depreciation and Amortization                                          7,214         4,493        23,943        11,194
                                                                     ---------     ---------     ---------     ---------
TOTAL EXPENSES                                                          25,982        16,093        96,182        42,162
                                                                     ---------     ---------     ---------     ---------

Income Before Minority Interest, Gain (Loss) on
  Divestiture of Properties and Extraordinary Item                      10,564        10,155        30,104        23,988

Minority Interest in Net (Income)                                         (151)          (30)         (574)          (30)
Gain (Loss) on Divestiture of Properties, Net                              (61)            4         4,436          (462)
Extraordinary Item-Expenses Incurred in Connection with
  Debt Restructuring and Retirements                                      --            --            --            (808)
                                                                     ---------     ---------     ---------     ---------
NET INCOME                                                           $  10,352     $  10,129     $  33,966     $  22,688

Less Preferred Stock Dividends Declared:
  Series B Preferred Stock                                                (535)         (703)       (2,358)       (2,818)
  Series D Preferred Stock                                              (1,094)         --          (2,199)         --
                                                                     ---------     ---------     ---------     ---------

NET INCOME ALLOCABLE TO COMMON                                       $   8,723     $   9,426     $  29,409     $  19,870
                                                                     ---------     ---------     ---------     ---------
                                                                     ---------     ---------     ---------     ---------

(1) Includes $1,498 and $566 for straight-line rents for the three months ended December 31, 1998 and 1997, respectively, and $4,777 and $2,067 for the twelve months ended December 31, 1998 and 1997, respectively.

(2) Includes $334 and $82 of amortization of loan fees for the three months ended December 31, 1998 and 1997, respectively and $638 and $302 for the twelve months ended December 31, 1998 and 1997, respectively.

(3) Represents the cost incurred in terminating an interest rate protection agreement that the Company entered into in May 1998 in anticipation of a public debt offering, which as the result of unfavorable market conditions, did not materialize.


                                                       MERIDIAN INDUSTRIAL TRUST
                                 PAGE 3 OF 14           SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                              Funds From Operations
        For the Three and Twelve Months Ended December 31, 1998 and 1997
                                    Unaudited
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                          THREE MONTHS ENDED DECEMBER 31,     TWELVE MONTHS ENDED DECEMBER 31,
                                                          ------------------------------      -------------------------------
                                                              1998              1997              1998              1997
                                                          ------------      ------------      ------------      ------------
NET INCOME                                                $     10,352      $     10,129      $     33,966      $     22,688
ADD (SUBTRACT):
  Real Estate Depreciation and Amortization                      7,793             4,465            25,033            11,109
  (Gain) Loss on Divestiture of Properties                          61                (4)           (4,436)              462
  Minority Interest in Net Income                                  151              --                 528              --
  Interest on Hedge Contract                                      --                --              12,633              --
  Merger Costs Expensed                                            825              --                 825              --
  Extraordinary Item                                              --                --                --                 808
                                                          ------------      ------------      ------------      ------------
FUNDS FROM OPERATIONS                                           19,182            14,590            68,549            35,067
  Series D Preferred Stock Dividends                            (1,094)             --              (2,199)             --
                                                          ------------      ------------      ------------      ------------
FUNDS FROM OPERATIONS ALLOCABLE TO COMMON (1)             $     18,088      $     14,590      $     66,350      $     35,067
                                                          ------------      ------------      ------------      ------------
                                                          ------------      ------------      ------------      ------------

Dividends per Common Share                                $       0.33      $       0.29      $       1.32      $       1.16
Funds From Operations Payout Ratio (2)                            61.2%             63.6%             66.5%             67.3%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic                                                     31,692,848        29,263,346        30,892,467        17,791,304
  Diluted (3)                                               34,230,043        32,063,247        33,646,774        20,537,186

(1) The Company calculates funds from operations (FFO) in accordance with the white paper published by the National Association of Real Estate Investment Trusts, Inc. FFO means net income (loss), (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring, divestiture or property and significant non-recurring items that materially distort the comparative measurement of the Company over time, plus depreciation and amortization of real property, and after adjustments for unconsolidated subsidiaries, partnerships and joint ventures. Meridian believes that funds from operations is helpful to a reader as a measure of the performance of an equity real estate investment trust because, along with cash flows from operating, investing and financing activities, it provides a reader with an indication of the ability of Meridian to incur and service debt, to make capital expenditures and to fund other cash needs. The funds from operations measure presented will not be comparable to similarly titled measures of other real estate investment trusts which do not compute funds from operations in a manner consistent with Meridian. Funds from operations is not intended to represent cash made available to shareholders. Funds from operations should not be considered as an alternative to net earnings or any other generally accepted accounting principles measurement of performance as an indicator of Meridian's operating performance, or as an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

(2) Includes quarterly dividends paid to Series B Preferred Stockholders of $0.33 per share and $0.31 per share in 1998 and 1997, respectively. Also, reflects cash refunded in connection with three property for stock transactions completed in 1997 representing dividends for the period prior to closing, which were accounted for as a purchase price adjustment.

(3) The diluted weighted average common shares outstanding was calculated as if the outstanding shares of Series B Convertible Preferred Stock, stock options, warrants and limited partnership units had been converted into shares of Common Stock. The number of weighted average options, warrants and limited partnership units outstanding were 2,537,195 and 2,799,902 for the three months ended December 31, 1998 and 1997, respectively, and 2,754,307 and 2,745,881 for the twelve months ended December 31, 1998 respectively.


                                                       MERIDIAN INDUSTRIAL TRUST
                                 PAGE 4 OF 14           SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                              Portfolio Summary (1)
                             As of December 31, 1998
                                    Unaudited

                              NO. OF         OCCUPANCY        RENTABLE        % OF TOTAL         ANNUALIZED      % OF TOTAL
MARKET                       PROPERTIES         RATE         SQUARE FEET      SQUARE FEET         BASE RENT        BASE RENT
-------------------------  ------------- --------------- ---------------- ---------------- ------------------- ---------------
Atlanta                                6            100%          759,036             2.5%         $ 3,347,840            2.9%
Boston                                 1            100%          106,964             0.3%             481,338            0.4%
Charlotte                              1            100%          558,900             1.8%           2,308,524            2.0%
Chicago                               24             99%        2,839,176             9.2%          11,208,883            9.6%
Columbus                              10            100%        3,066,911             9.9%           9,492,441            8.1%
Dallas/Ft Worth                       48             96%        5,358,940            17.4%          17,806,782           15.3%
Detroit                               13             82%          654,338             2.1%           2,825,294            2.4%
Houston                               10             98%        1,134,445             3.7%           3,878,308            3.3%
Indianapolis                           3            100%          682,717             2.2%           2,035,257            1.7%
LA Basin                              54            100%        6,953,404            22.5%          28,251,269           24.2%
Las Vegas                              3            100%          612,495             2.0%           3,070,902            2.6%
Little Rock                            2             79%          235,250             0.8%             437,138            0.4%
Memphis                               14             97%        2,229,353             7.2%           6,434,121            5.5%
Miami                                  3             91%          219,379             0.7%           1,090,192            0.9%
Minneapolis                            1            100%          100,000             0.3%             409,165            0.4%
New Jersey/I-95                       12            100%        1,372,937             4.5%           6,199,556            5.3%
Orlando                                3            100%          492,160             1.6%           2,151,492            1.8%
Phoenix                                5            100%          587,105             1.9%           2,265,792            1.9%
Richmond                               2             92%          145,966             0.5%           1,399,013            1.2%
San Diego                              1            100%          186,157             0.6%           1,582,155            1.4%
Seattle                                1             90%          237,281             0.8%           1,232,748            1.1%
SF Bay Area                            9             99%        2,185,393             7.1%           8,178,065            7.0%
St. Louis                              1            100%          126,642             0.4%             499,992            0.6%
                           --------------  --------------  ---------------  ---------------  ------------------  --------------
Total                                227             98%       30,844,949           100.0%        $116,586,267          100.0%
                           --------------  --------------  ---------------  ---------------  ------------------  --------------
                           --------------  --------------  ---------------  ---------------  ------------------  --------------

(1) Does not include properties under development and refrigerated distribution services.


                                                       MERIDIAN INDUSTRIAL TRUST
                                 PAGE 5 OF 14           SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                              Leasing Activity (1)
             For the Three and Twelve Months Ended December 31, 1998
                                    Unaudited

                                                    THREE MONTHS              TWELVE MONTHS
                                              ENDED DECEMBER 31, 1998    ENDED DECEMBER 31, 1998
                                             -------------------------  -------------------------
No. of Leases                                           41                        179
Square Feet of Leases                               1,468,114                  5,154,762
Base Rent % Change (2)                                17.07%                     13.60%
Average TI's & LC's per SF                            $1.48                      $1.18
Tenant Retention                                       84%                        79%
Average Remaining Lease Term                           N/A                     5.13 Years


                              Lease Expirations (3)
                             As of December 31, 1998


                                                     % OF TOTAL                                       % OF TOTAL
                           RENTABLE SQUARE           SQUARE FEET              ANNUAL BASE            ANNUAL BASE
       YEAR OF             FEET SUBJECT TO         REPRESENTED BY             RENTS UNDER        RENTS REPRESENTED BY
   LEASE EXPIRATION        EXPIRING LEASES         EXPIRING LEASES          EXPIRING LEASES        EXPIRING LEASES
 --------------------  --------------------  --------------------------  --------------------  -----------------------
        1999                     4,211,623              14%                       18,853,883            16%
        2000                     3,654,094              12%                       13,318,993            11%
        2001                     3,800,256              13%                       15,699,293            14%
        2002                     3,069,236              10%                       11,236,168            10%
        2003                     2,589,341              9%                        10,372,048             9%
        2004                       877,797              3%                         3,587,106             3%
        2005                     2,531,056              8%                         8,556,079             7%
        2006                     2,020,572              7%                         7,395,393             6%
        2007                     1,187,134              4%                         5,024,516             4%
        2008                     2,907,349              10%                        9,407,119             8%
     Thereafter                  3,285,773              10%                       12,635,668            12%
                       --------------------  --------------------------  --------------------  -----------------------
        Total                 $ 30,134,231             100%                   $  116,086,266            100%
                       --------------------  --------------------------  --------------------  -----------------------
                       --------------------  --------------------------  --------------------  -----------------------

(1) Includes new and renewed leases for second generation space signed during the period. Excludes a retail property in Atlanta consisting of 79,320 square feet.

(2)  Base rent includes straight line rent adjustments in accordance with GAAP.

(3) Excludes a retail property in Atlanta consisting of 79,320 square feet, which was 100% occupied as of December 31, 1998. Month-to-month tenants are included as 1998 expirations.


                                                       MERIDIAN INDUSTRIAL TRUST
                                 PAGE 6 OF 14           SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                             Fifteen Largest Tenants
                             As of December 31, 1998
                                    Unaudited

                                               NUMBER OF       SQUARE FEET        % OF TOTAL       ANNUALIZED        % OF TOTAL
TENANT                                          LEASES           LEASED           PORTFOLIO       BASE RENT (1)      PORTFOLIO
-----------------------------------          -------------  -----------------  ---------------  ----------------  ---------------
Kraft Foods, Inc.                                 4                1,655,866        5.4%             $7,016,420        6.0%
Sears Roebuck & Co.                               3                1,814,592        5.9%              4,966,448        4.3%
Freeman Decorating Co.                            3                  642,238        2.1%              2,552,712        2.2%
Leiner Health Products, Inc.                      1                  558,900        1.8%              2,308,524        2.0%
GATX Logistics, Inc.                              4                  625,192        2.0%              2,247,129        1.9%
General Tire, Inc.                                2                  632,790        2.1%              2,120,916        1.8%
S.C. Johnson & Sons, Inc.                         2                  502,500        1.6%              1,660,765        1.4%
Calpaco Papers, Inc.                              1                  606,925        2.0%              1,631,139        1.4%
Kirk Paper Corp.                                  1                  315,705        1.0%              1,596,456        1.4%
Conopco, Inc.                                     1                  500,004        1.6%              1,475,012        1.3%
Allegiance Healthcare Corp.                       1                  361,690        1.2%              1,294,127        1.1%
IMI Cornelius, Inc.                               2                  311,444        1.0%              1,276,920        1.1%
Chrysler Corporation                              1                  317,952        1.0%              1,150,477        1.0%
Technicolor Videocassette, Inc.                   1                  310,736        1.0%              1,132,585        1.0%
L.D. Brinkman & Co., Inc.                         1                  367,744        1.2%              1,055,676        0.9%
                                             -------------  -----------------  ---------------  ----------------  ---------------
Total                                             28               9,524,278       30.9%            $33,485,306       28.8%
                                             -------------  -----------------  ---------------  ----------------  ---------------
                                             -------------  -----------------  ---------------  ----------------  ---------------

(1) Represents annualized base rent from leases in effect as of December 31, 1998.


                                                       MERIDIAN INDUSTRIAL TRUST
                                 PAGE 7 OF 14           SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                               Investment Summary
                  For the Twelve Months Ended December 31, 1998
                                    Unaudited

                                                                             THREE MONTHS ENDED
                                              ------------  -----------------  ------------------  -------------  --------------
                                              YEAR-TO-DATE  DECEMBER 31, 1998  SEPTEMBER 30, 1998  JUNE 30, 1998  MARCH 31, 1998
                                              ------------  -----------------  ------------------  -------------  --------------
PROPERTY ACQUISITIONS:
  Rentable Square Feet                           4,548,043          965,058          1,261,240         1,585,215        736,530
  Total Investment Cost (1)                   $172,301,595     $ 32,298,125       $ 41,867,693      $ 56,606,846   $ 41,528,931
  Number of Property Acquisitions                       31                4                  7                14              6

COMPLETED DEVELOPMENTS:
  Rentable Square Feet                           3,272,718        1,135,595          1,334,308           802,815           --
  Total Investment Cost (1)                   $138,318,120     $ 45,942,854       $ 60,612,694      $ 31,762,572   $       --
  Number of Completed Developments                       8                2                  3                 3           --

LAND ACQUISITIONS:
  Acres                                                245             --                   73               116             56
  Total Investment Cost (1)                   $ 28,056,459     $       --         $  6,010,088      $ 10,962,275   $ 11,084,096
  Number of Land Acquisitions                           12             --                    3                 4              5

PROPERTY DIVESTITURES:
  Rentable Square Feet                           1,063,817             --              310,849           571,904        181,064
  Sales Price                                 $ 40,425,297     $       --         $ 21,785,000      $ 16,760,297   $  1,880,000
  Number of Property Divestitures                        7             --                    2                 4              1

PROPERTIES UNDER DEVELOPMENT (AS OF THE END
 OF THE QUARTER):
  Rentable Square Feet                                 N/A        2,953,040          3,210,046         4,544,354      3,879,019
  Estimated Development Cost (2)                       N/A      106,256,000       $123,760,000      $178,309,000   $136,381,000
  Number of Properties Under Development               N/A               11                 11                14             13

MERIDIAN REFRIGERATED, INC.
  Acquisitions                                $ 50,816,000     $       --         $       --        $ 29,741,000   $ 21,075,000
  Cubic Feet                                    16,400,000             --                 --           9,200,000      7,200,000
  Square Feet                                      631,924             --                 --             332,924        299,000

(1) Total investment cost includes all costs incurred to date for the property acquisitions, completed developments and land acquisitions.

(2) Estimated development cost includes all estimated costs to complete development.


                                                       MERIDIAN INDUSTRIAL TRUST
                                 PAGE 8 OF 14           SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                     Property Acquisitions and Divestitures
                  For the Three Months Ended December 31, 1998
                                    Unaudited

                                                           RENTABLE          ACQUISITION       INVESTMENT
PROPERTY NAME                             MARKET          SQUARE FEET            DATE            COST (1)
-------------------------------------  -------------  ------------------  -----------------  ----------------
PROPERTY ACQUISITIONS:
2000 Park Oaks Avenue                  Orlando                  130,000        10/30/98         $  6,287,161
7111 Trade Port Drive                  Louisville               331,088        10/30/98            9,518,443
8170 Dove Parkway                      Columbus                 241,334        10/30/98            8,426,896
2701 Charter Street                    Columbus                 262,636        10/30/98            8,065,625
                                                      ------------------                     ----------------
4-PROPERTY ACQUISITIONS                                         965,058                         $ 32,298,125
                                                      ------------------                     ----------------
                                                      ------------------                     ----------------

                                                           RENTABLE
PROPERTY NAME                             MARKET          SQUARE FEET      DIVESTITURE DATE     SALES PRICE
-------------------------------------  -------------  ------------------  -----------------  ----------------
PROPERTY DIVESTITURES:

                                                      ------------------                     ----------------
0-PROPERTY DIVESTITURES                                              --                         $       --
                                                      ------------------                     ----------------
                                                      ------------------                     ----------------

(1) Investment cost includes all costs incurred to date for the property acquisition.


                                                       MERIDIAN INDUSTRIAL TRUST
                                 PAGE 9 OF 14           SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                             Completed Developments
                  For the Three Months Ended December 31, 1998
                                    Unaudited

                                                                             RENTABLE        DATE OF
PROPERTY NAME                                        MARKET                 SQUARE FEET   STABILIZATION      INVESTMENT COST (1)
------------------------------------------  --------------------------   --------------- ---------------   ---------------------
2600 Broadhead Road                         New Jersey/I-95                    528,670        10/98                $ 26,032,364
Meridian Distribution Center                LA Basin                           606,925        12/98                  19,910,490
                                                                         --------------                    ---------------------
2- COMPLETED DEVELOPMENTS                                                    1,135,595                             $ 45,942,854
                                                                         --------------                    ---------------------
                                                                         --------------                    ---------------------

(1) Investment cost includes all costs incurred to date for the completed development.


                                                       MERIDIAN INDUSTRIAL TRUST
                                PAGE 10 OF 14           SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                                  Land Inventory
                             As of December 31, 1998
                                    Unaudited

                                              APPROX. RENTABLE
         MARKET                ACRES             SQUARE FEET
    -----------------   --------------------  -----------------
    Chicago                            47.0          614,000
    Dallas                             17.7          219,000
    Detroit (2)                       102.1        1,250,000
    Indianapolis                       58.4          752,000
    LA Basin (3)                      122.6        2,405,000
    Orlando                            71.9        1,043,000
                        --------------------  ----------------
    Total                             419.7        6,283,000
                        --------------------  ----------------
                        --------------------  ----------------

    (1) Investment cost includes all costs incurred to date for the land acquisitions.

    (2) A Purchase and Sale Agreement for this land parcel has been executed.

    (3) Includes 77.3 acres which have been acquired and a purchase option for 45.3 acres.


                                                       MERIDIAN INDUSTRIAL TRUST
                                PAGE 11 OF 14           SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                          Properties Under Development
                             As of December 31, 1998
                                    Unaudited

                                                                     ESTIMATED     ESTIMATED       ESTIMATED       REMAINING
                                                           RENTABLE   DATE OF       DATE OF       DEVELOPMENT       FUNDING
PROPERTY NAME                                MARKET      SQUARE FEET COMPLETION STABILIZATION(1)   COST (2)        OBLIGATION
----------------------------------        ------------   ----------- ---------- ----------------  -----------     ------------
2100 Consulate Drive (3)                    Orlando           75,000    1/98         1/99         $  3,916,000    $    707,000
Avenida de las Banderas                     LA Basin          16,713    1/98         1/99            1,300,000          35,000
Avenida Empresa                             LA Basin          21,354    1/98         1/99            1,600,000          37,000
Kraft Foods, Inc.                           Columbus         163,270    1/99         1/99           12,640,000      12,640,000
Lever Atlanta                               Atlanta          600,798    1/99         1/99           22,040,000       6,441,000
Lebanon Pike Circle (3)                     Nashville        178,630    7/98         5/99            7,282,000          46,000
7050 Alan Schwartzwalder II                 Columbus          78,417    5/99         5/99            2,254,000       1,648,000
Frankford Trade Center                      Dallas           709,920    7/98         7/99           19,315,000       4,596,000
2225 Cedars Road                            Atlanta          249,600    9/98         9/99            6,872,000         977,000
Windrow Drive                               LA Basin          59,338    9/98         9/99            4,000,000          92,000
White Oak Technology (3)                    Richmond         800,000    7/99         7/99           25,037,000       2,344,000
                                                           ---------                              ------------    ------------
11-PROPERTIES UNDER DEVELOPMENT                            2,953,040                              $106,256,000    $ 29,563,000
                                                           ---------                              ------------    ------------
                                                           ---------                              ------------    ------------

(1) Represents the Company's estimate of the date that the property will reach stabilization. Properties are considered stabilized for financial reporting purposes upon the earlier of substantial lease-up or one year from shell completion. However, there can be no assurance that these properties will reach stabilization by the date shown.
(2) Estimated development cost includes all estimated costs to complete development.
(3)  Represents the Company's share of remaining funding obligations.


                                                       MERIDIAN INDUSTRIAL TRUST
                                PAGE 12 OF 14           SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                                Capital Structure
                             As of December 31, 1998
                                    Unaudited

                                                                                                             AGGREGATE PRINCIPAL
                                                                                                               OUTSTANDING AT
                                                                                                             DECEMBER 31, 1998
                                                                                                            ---------------------
                DEBT

Unsecured Notes  7.25% due November 20, 2007                                                                       $ 135,000,000
Unsecured Notes  7.30% due November 20, 2009                                                                          25,000,000
                                                                                                            ---------------------
  Total Unsecured Notes                                                                                              160,000,000
Add:  Unamortized Debt Premium                                                                                           100,276
                                                                                                            ---------------------
  Total Unsecured Notes Including Debt Premium                                                                       160,100,276

Mortgage Loans                                                                                                       103,189,780
Unsecured Credit Facility                                                                                            301,700,000
Short-Term Loan Payable                                                                                               15,000,000
                                                                                                            ---------------------
  Total Debt                                                                                                       $ 579,990,056
                                                                                                            ---------------------
                                                                                                            ---------------------

                                                   SHARES             CONVERSION           COMMON STOCK         MARKET VALUE
                EQUITY                         OUTSTANDING (1)           RATIO              EQUIVALENTS         EQUIVALENTS
------------------------------------------  ----------------------  -----------------    -----------------  ----------------------
Series B Convertible Preferred Stock (2)             1,623,376           1 : 1                  1,623,376           $ 38,149,336
Series D Redeemable Preferred Stock (3)              2,000,000           N/A                   N/A                    50,000,000
Limited Partnership Units (2)                          483,087           1 : 1                    483,087             11,352,545
Common Stock (2)                                    31,697,491           N/A                   31,697,491            744,891,039
                                            ----------------------                                          ---------------------
Total Shares and Equity Capitalization              35,803,954                                                     $ 844,392,920
                                            ----------------------                                          ---------------------
                                            ----------------------                                          ---------------------
Total Market Capitalization                                                                                       $1,424,382,976
                                                                                                            ---------------------
                                                                                                            ---------------------

(1) The number of common shares outstanding was calculated as if the outstanding shares of Series B Convertible Preferred Stock and limited partnership units had been converted to Common Stock, which is consistent with the methodology used in prior periods.

(2) Market Value Equivalents based on the December 31, 1998 Common Stock closing price of $23.50.

(3)  Based on the liquidation value of $25.00 per share.


                                                       MERIDIAN INDUSTRIAL TRUST
                                PAGE 13 OF 14           SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                                  Debt Summary
                             As of December 31, 1998
                                    Unaudited

                                   PRINCIPAL MATURITIES
                                    OF UNSECURED NOTES
    DEBT MATURITY SCHEDULE          AND MORTGAGE LOANS               UNSECURED CREDIT FACILITY (1)
    ----------------------         ---------------------             -----------------------------
             1999                             15,546,591               Facility Capacity                               $ 350,000,000
             2000                                588,599               Outstanding Balance @ 12/31/98                    301,700,000
             2001                                633,871                                                         -------------------
             2002                                682,637               Remaining Capacity                               $ 48,300,000
             2003                                735,192                                                         -------------------
             2004                                791,826                                                         -------------------
             2005                             66,947,104
             2006                              7,092,687
             2007                            135,760,725
             2008                             14,437,574
             2009                             30,608,348
          Thereafter                           4,364,626
                                   ----------------------
             Total                         $ 278,189,780
                                   ----------------------
                                   ----------------------

                                        % OF TOTAL                  WEIGHTED                      WEIGHTED
DEBT ANALYSIS                              DEBT                   AVERAGE RATE                AVERAGE MATURITY
-------------                     ----------------------  ------------------------------  ------------------------
  Unsecured - Fixed Rate                           27.6%               7.26%                     9.2 Yrs
  Unsecured - Variable Rate (1)                    52.0%               6.87%                     2.8 Yrs
  Secured - Fixed Rate                             17.8%               8.16%                     7.8 Yrs
  Secured - Short-Term                              2.6%               6.76%                     0.4 Yrs


(1) Reflects the Unsecured Credit Facility as amended on October 8, 1998. The facility amendment included an increase in the facility capacity to $350,000,000 and an extension of the maturity date to October 8, 2001.


                                                       MERIDIAN INDUSTRIAL TRUST
                                PAGE 14 OF 14           SUPPLEMENTAL INFORMATION